UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2021

WABASH NATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10883	52-1375208
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 McCarty Lane
Lafayette Indiana	47905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 22, 2021, Wabash National Corporation (the “Company”) and certain subsidiary guarantors named therein (the “Guarantors”) entered into a purchase agreement with Morgan Stanley & Co. LLC, as representatives of the several initial purchasers named therein (the “Purchase Agreement”), to issue and sell $400 million in an aggregate principal amount of 4.50% Senior Notes due 2028 (the “Notes”) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and Regulation S under the Securities Act (the “Notes Offering”). The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Guarantors, on the one hand, and the initial purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. The closing of the Notes Offering is expected to occur on October 6, 2021, subject to customary closing conditions.

The Notes will be senior unsecured debt obligations of the Company, guaranteed by the Guarantors, and will be issued pursuant to an indenture, among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee. The Company estimates that the net proceeds from the Notes Offering will be approximately $394.9 million after deducting the initial purchasers’ discounts and commissions and fees and expenses related to the Notes Offering.

The description of the Purchase Agreement in this Form 8-K is a summary of, and is qualified in its entirety by, the terms of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On September 22, 2021, the Company issued a press release announcing the pricing of its offering of $400 million aggregate principal amount of 4.50% senior unsecured notes due 2028. A copy of the press release is attached hereto as Exhibit 99.1. The Company intends to use the net proceeds of the Notes offering, together with available cash and cash equivalents, to fund the redemption in full of its outstanding 5.50% Senior Notes due 2025, to repay a portion of the outstanding borrowings under its Term Loan Credit Agreement and to pay all related fees and expenses. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act or the securities laws of any other jurisdiction. Accordingly, the Notes are expected to be eligible for resale in the United States only to qualified institutional buyers pursuant to Rule 144A and outside the United States to non-U.S. persons in compliance with Regulation S. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Any offers of the Notes will be made only by means of a private offering memorandum.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, (“Current Report”) contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this Current Report other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Notes offering. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include a continued or prolonged shutdown or reduction of our operations, substantially reduced customer orders or sales volumes and supply disruptions due to the coronavirus (COVID-19) outbreak, the continued integration of Supreme into the Company’s business, adverse reactions to the transaction by customers, suppliers or strategic partners, uncertain economic conditions including the possibility that customer demand may not meet our expectations, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes and costs of indebtedness. Readers should review and consider the various disclosures made by the Company in this Current Report and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Purchase Agreement dated September 22, 2021, among Morgan Stanley & Co. LLC, as representative of the other initial purchasers named therein, Wabash National Corporation and the subsidiary guarantors.

99.1	Press Release of Wabash National Corporation, dated September 22, 2021, announcing Pricing of Private Placement Notes Offering.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: September 23, 2021	By:	/s/Michael N. Pettit
Michael N. Pettit
Senior Vice President and Chief Financial Officer